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                                                                   EXHIBIT 10.21

                         EXECUTIVE OFFICER 2007 SALARIES

      On December 1, 2006, the Leadership and Compensation Committee of the Board of Directors of Nashua Corporation approved the following 2007 annual base salaries for Nashua Corporation's named executive officers (as defined in Item 402(a)(3) of Regulation S-K):

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Name and Position                                                               2007 Base Salary
-----------------                                                               ----------------
Andrew B. Albert ...........................................                        $  110,000
    Chairman

 Thomas G. Brooker...........................................                       $  400,000
    President and Chief Executive Officer

 John L. Patenaude ..........................................                       $  225,000
    Vice President - Finance, Chief Financial Officer
    and Treasurer

 Thomas M. Kubis.............................................                       $  180,000
    Vice President of Operations

 Michael Travis..............................................                       $  194,000
    Vice President of Marketing
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